UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): _____February 29, 2016______

NORTHWEST BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35737	94-3306718
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 800 Bethesda, MD 20814
(Address of principal executive offices)

(204) 497-9024
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Equity Financing

On February 29, 2016, Northwest Biotherapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with certain institutional investors (the “Purchasers”), for a registered direct offering (the “Offering”) of 5,882,353 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at the purchase price of $1.70 per share, and Series A Warrants (the “Series A Warrants”) to purchase an additional 2,941,177 shares of Common Stock at an exercise price of $2.25 per share. The Series A Warrants will become exercisable on the six month anniversary of issuance and expire five years thereafter.

In addition, the Company granted the Purchasers a sixty (60) day overallotment option in the form of Series B Warrants to purchase an additional 5,882,353 shares of Common Stock at an exercise price of $3.00 per share (the “Series B Warrants” and collectively with the Shares and the Series A Warrants, the “Securities”). The Series B Warrants shall be exercisable immediately and expire within sixty (60) days. The Company and the Purchasers consummated the purchase and sale of the Securities (the “Closing”) and the Company raised gross proceeds of $10 million and net proceeds of approximately $9,210,000, after deducting placement agent fees, attorneys’ fees and other expenses.

The offer and sale of the Securities in the registered direct offering is registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s shelf registration statement on Form S-3, as amended (File No. 333-207976), which became effective on December 22, 2015, and Form S-3 MEF (File No. 333- 209895), filed on March 3, 2016. Pursuant to Rule 424(b) under the Securities Act, the Company has filed a prospectus supplement in connection with such offering.

In a concurrent private placement, each Purchaser will also receive Series C Warrants (the “Series C Warrants”) to purchase up to 2,941,177 shares of Common Stock. The Series C Warrants vest and become exercisable only if, and to the extent that, the Series B Warrants held by such Purchaser are exercised on a basis of one-half share of Common Stock per each Series B Warrant exercised. The Series C Warrants have an exercise price of $4.00 per share, shall be exercisable on the six month anniversary of issuance and will expire five years thereafter. The Series C Warrants are exercisable for cash or, solely in the absence of an effective registration statement or prospectus, by cashless exercise.

The exercise price of the Series A Warrants, the Series B Warrants and the Series C Warrants (collectively, the “Warrants”) is subject to adjustment in the case of customary events such as stock dividends or other distributions on shares of common stock or any other equity or equity equivalent securities payable in shares of common stock, stock splits, stock combinations, reclassifications or similar events affecting our Common Stock, and also, subject to limitations, upon any distribution of assets, including cash, stock or other property to our stockholders. The exercise of the Warrants is subject to certain beneficial ownership and other limitations set forth in the Warrants. The Company will receive proceeds from the concurrent private placement transaction solely to the extent the Series C Warrants are exercised for cash.

In connection with the Offering and the concurrent private placement, the Company engaged H.C. Wainwright & Co., LLC (the “Placement Agent”) to act as its exclusive placement agent. The Company agreed to pay the Placement Agent a cash placement fee equal to 7% of the aggregate purchase price for the common stock sold in the registered offering, plus a non-accountable expense allowance equal to $50,000. The Placement Agent will also receive Common Stock purchase warrants (the “Compensation Warrants”) to purchase up to 294,118 shares of Common Stock, or 5% of the aggregate number of shares of common Stock sold in the registered offering, at an exercise price of $2.125, or 125% of the public offering price per share in the registered offering, which are exercisable six months following issuance and terminate on February 29, 2021.

The foregoing is only a summary of the material terms of the documents related to the Offering. The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The foregoing description of the Warrants is qualified in its entirety by reference to the Common Stock Purchase Warrant, a form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated herein by reference. The foregoing description of the compensation to the Placement Agent is qualified in its entirety by reference to the Engagement Agreement dated February 29, 2016 (the “Engagement Agreement”) with H.C. Wainwright & Co., LLC which is filed as Exhibit 10.3 to this Current Report on Form 8-K which is incorporated herein by reference.

On February 29, 2016, the Company issued a press release announcing the registered offering and the concurrent private placement. A copy of the press is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. The issuance of the Series C Warrants by the Company under the Purchase Agreement and the Compensation Warrant to the Placement Agent under the Engagement Agreement and the shares of Common Stock issuable upon exercise of the Series C Warrants and the Compensation Warrants is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder.

Item 9.01 Financial Statement and Exhibits.

Exhibit Number	Description

10.1	Form of Securities Purchase Agreement dated February 29, 2016 by and between Northwest Biotherapeutics, Inc. and certain purchasers

10.2	Form of Common Stock Purchase Warrant

10.3	Engagement Agreement, dated February 29, 2016, by and between Northwest Biotherapeutics, Inc. and H.C. Wainwright & Co., LLC, as placement agent

99.1	Press Release dated February 29, 2016

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: March 3, 2016	By:	/s/ Linda F. Powers
Name: Linda F. Powers Title: Chief Executive Officer

INDEX OF EXHIBITS

Exhibit Number	Description

10.1	Securities Purchase Agreement dated February 29, 2016 by and between Northwest Biotherapeutics, Inc. and certain purchasers

10.2	Form of Common Stock Purchase Warrant

10.3	Engagement Agreement, dated February 28, 2016, by and between Northwest Biotherapeutics, Inc. and H.C. Wainwright & Co., as placement agent

99.1	Press Release dated February 29, 2016